UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

QUANTUM-SI INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut (Address of principal executive offices)		06437 (Zip Code)

Registrant’s telephone number, including area code: (203) 458-7100

HighCape Capital Acquisition Corp.

452 Fifth Avenue, 21st Floor

New York, New York 10018

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 5.03, 5.07, 7.01 and 8.01 of Form 8-K.

On June 10, 2021 (the “Closing Date”), HighCape Capital Acquisition Corp., a Delaware corporation (“HighCape” and after the Business Combination described herein, the “Company”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of February 18, 2021 (the “Business Combination Agreement”), by and among HighCape, Tenet Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Quantum-Si Incorporated, a Delaware corporation (“Legacy Quantum-Si”). A description of the Business Combination and the terms of the Business Combination Agreement are included in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2021 (the “Proxy Statement”), in the sections entitled “The Business Combination Proposal” beginning on page 104 and “The Business Combination Agreement” beginning on page 120 of the Proxy Statement.

Immediately upon the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Quantum-Si, with Legacy Quantum-Si surviving the Business Combination as a wholly-owned subsidiary of HighCape (the “Merger”). In connection with the Transactions, HighCape changed its name to “Quantum-Si Incorporated” and Legacy Quantum-Si changed its name to “Q-SI Operations Inc.”

As a consequence of the Business Combination, each share of HighCape Class B common stock that was issued and outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) was converted, on a one-for-one basis, into a share of the Company’s Class A common stock. The Business Combination had no effect on the HighCape Class A common stock that was issued and outstanding as of immediately prior to the Effective Time, which continues to remain outstanding, except for the shares redeemed in connection with the Business Combination.

As a consequence of the Merger, at the Effective Time,  (i) each share of Legacy Quantum-Si capital stock (other than shares of Legacy Quantum-Si Series A preferred stock) that was issued and outstanding as of immediately prior to the Effective Time was automatically cancelled and extinguished and converted into the right to receive a number of shares of the Company’s Class A common stock equal to 0.7975 (the “Exchange Ratio”), rounded down to the nearest whole number of shares; (ii) each share of Legacy Quantum-Si Series A preferred stock that was issued and outstanding as of immediately prior to the Effective Time was automatically cancelled and extinguished and converted into the right to receive a number of shares of the Company’s Class B common stock equal to the Exchange Ratio, rounded down to the nearest whole number of shares; (iii) each option to purchase shares of Legacy Quantum-Si common stock, whether vested or unvested, that was outstanding and unexercised as of immediately prior to the Effective Time was assumed by the Company and became an option (vested or unvested, as applicable) to purchase a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Quantum-Si common stock subject to such option immediately prior to the Effective Time multiplied by Exchange Ratio, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by Exchange Ratio, rounded up to the nearest whole cent; and (iv) each Legacy Quantum-Si restricted stock unit outstanding immediately prior to the Effective Time was assumed by the Company and became a restricted stock unit with respect to a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Quantum-Si common stock subject to such Legacy Quantum-Si restricted stock unit immediately prior to the Effective Time multiplied by Exchange Ratio, rounded down to the nearest whole share. The Exchange Ratio was calculated based on the quotient resulting by dividing (i) the quotient of (x) $810,000,000 plus the excess of Legacy Quantum-Si cash over Legacy Quantum-Si debt as of immediately prior to the Effective Time plus the excess of certain HighCape expenses in connection with the Business Combination over $8,025,000 divided by (y) the number of issued and outstanding shares of Legacy Quantum-Si as of immediately prior to the Effective Time plus the number of issued vested Legacy Quantum-Si options at such time (where such number of vested options is calculated on net basis), by (ii) $10.00.

In addition, on June 10, 2021, HighCape filed the Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware, which became effective simultaneously with the Effective Time. As a consequence of filing the Restated Certificate, the Company adopted a dual class structure, comprised of the Company’s Class A common stock, which is entitled to one vote per share, and the Company’s Class B common stock, which is entitled to 20 votes per share. The Company’s Class B common stock has the same economic terms as the Company’s Class A common stock, but is subject to a “sunset” provision if Jonathan M. Rothberg, Ph.D., the founder of Legacy Quantum-Si and Executive Chairman of the Company (“Dr. Rothberg”), and other permitted holders of the Company’s Class B common stock collectively cease to beneficially own at least twenty percent (20%) of the number of shares of the Company’s Class B common stock (as such number of shares is equitably adjusted in respect of any reclassification, stock dividend, subdivision, combination or recapitalization of the Company’s Class B common stock) collectively held by Dr. Rothberg and permitted transferees of the Company’s Class B common stock as of the Effective Time. The material terms of the Restated Certificate and the general effect upon the rights of holders of the Company’s capital stock are set forth in the Proxy Statement in the section entitled “The Charter Amendment Proposal” beginning on page 141 of the Proxy Statement, which is incorporated herein by reference. A copy of the Restated Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, concurrently with the execution of the Business Combination Agreement, on February 18, 2021, HighCape entered into subscription agreements (the “PIPE Investor Subscription Agreements”) with certain institutional investors and accredited investors (the “PIPE Investors”), pursuant to which the PIPE Investors purchased, immediately prior to the Closing, an aggregate of 42,500,000 shares of HighCape Class A common stock at a purchase price of $10.00 per share (the “PIPE Financing”).

In addition, concurrently with the execution of the Business Combination Agreement, on February 18, 2021, HighCape entered into subscription agreements (the “Subscription Agreements”), with certain affiliates of Foresite Capital Management, LLC (the “Foresite Funds”), pursuant to which the Foresite Funds purchased immediately prior to the Closing, an aggregate of 696,250 shares of HighCape Class A common stock at a purchase price of $0.001 per share for aggregate gross proceeds of $696.25 after a corresponding number of shares of HighCape Class B common stock was irrevocably forfeited by HighCape Capital Acquisition LLC ( the “Sponsor”) to HighCape for no consideration and automatically cancelled.

The total number of shares of the Company’s Class A common stock outstanding immediately following the Closing was approximately 116,463,160 comprising (i) 59,754,288 shares of the Company’s Class A common stock issued to Legacy Quantum-Si stockholders (other than holders of Legacy Quantum-Si Series A preferred stock) in the Merger, (ii) 42,500,000 shares of the Company’s Class A common stock issued in connection with the Closing to the PIPE Investors pursuant to the PIPE Financing, (iii) 696,250 shares of the Company’s Class A common stock issued in connection with the Closing to the Foresite Funds pursuant to the Subscription Agreements; (iv) 2,583,750 shares of the Company’s Class A common stock, including 2,178,750 shares of the Company’s Class A common stock issued to the initial stockholders (which includes the Sponsor, David Colpman, Antony Loebel and Robert Taub, the “initial stockholders”) holding the 2,178,750 shares of HighCape Class B common stock outstanding at the Effective Time, after reflecting the irrevocable forfeiture by the Sponsor to HighCape of 696,250 shares of HighCape Class B common stock for no consideration and automatic cancellation as of immediately prior to, and subject to the consummation of, the Closing, and 405,000 shares of the Company’s Class A common stock held by the Sponsor holding shares of HighCape Class A common stock outstanding at the Effective Time, and (v) 10,928,872 shares of the Company’s Class A common stock held by public stockholders holding shares of HighCape Class A common stock outstanding at the Effective Time, after reflecting redemptions of 571,128 shares of HighCape Class A common stock. Immediately following the Closing, Dr. Rothberg holds approximately 80.4% of the combined voting power of the Company. Accordingly, Dr. Rothberg and his permitted transferees control the Company and the Company is a controlled company within the meaning of the corporate governance standards of the Nasdaq Stock Market (the “Nasdaq”).

Following the Closing, the Company’s Class A common stock and public warrants to purchase the Company’s Class A common stock (the “Public Warrants”) are listed on the Nasdaq Global Market under the symbols “QSI” and “QSIAW,” respectively.

The foregoing descriptions of the Business Combination, the PIPE Financing and the Subscription Agreements do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement, the forms of PIPE Investor Subscription Agreement, and the form of Subscription Agreement, respectively, which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Unless the context otherwise requires, references in this Current Report on Form 8-K to “we,” “us,” “our” and the “Company” refer to Quantum-Si Incorporated following the Business Combination, and references to “Legacy Quantum-Si” and “HighCape” refer to Quantum-Si Incorporated and HighCape Capital Acquisition Corp. and its subsidiary, respectively, prior to the Business Combination. All references herein to the “Board” refer to the board of directors of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

At the Closing, the Company, the initial stockholders, including the Sponsor (the “Sponsor Group Holders”), and certain holders of Legacy Quantum-Si securities (the “Quantum-Si Holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor Group Holders and the Quantum-Si Holders were granted certain registration rights with respect to their respective shares of the Company’s common stock on the terms and subject to the conditions therein. The Sponsor Group Holders and the Quantum-Si Holders also agreed not to effect any sale or distribution of any equity securities of the Company held by any of them (except with respect to shares of the Company’s Class A common stock acquired in open market transactions or pursuant to the PIPE Financing) during the period ending on the earlier of (a) 180 days after the Closing, subject to certain customary exceptions, and (b) subsequent to the Closing, (x) if the last reported sale price of the Company’s common stock equals or exceeds $12.00 per share for any 20 trading days within any 30 consecutive trading days after the Closing or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their shares of the Company’s common stock for cash, securities or other property (the “Lock-up Period”).

The material terms of the Amended and Restated Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 137 entitled “Related Agreements—Amended and Restated Registration Rights Agreement.”

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, which is attached hereto as Exhibit 10.17 and is incorporated herein by reference.

Lock-up Agreements

In connection with the consummation of the Business Combination, certain of Legacy Quantum-Si’s security holders entered into lock-up agreements (the “Lock-Up Agreements”) with the Company, which provide that such holders will not transfer any of the Company’s Class A common stock issued to such holders in the Business Combination, subject to certain exceptions, for the Lock-up Period.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the full text of the Lock-Up Agreements, a form of which is attached hereto as Exhibit 10.18 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of indemnification agreement, which is attached hereto as Exhibit 10.16 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

As previously reported, at a special meeting of stockholders held on June 9, 2021 (the “Special Meeting”), HighCape’s stockholders approved the Business Combination. The Business Combination was completed on June 10, 2021.

As of the Closing Date and following the consummation of the Business Combination, the Company had the following outstanding securities:

•	approximately 116,463,160 shares of Class A common stock and 19,937,500 shares of Class B common stock;

•	warrants to purchase approximately 3,968,319 shares of Class A common stock, each exercisable beginning on September 9, 2021 at a price of $11.50 per share (the “Warrants”), including approximately 3,833,319 Public Warrants and 135,000 private placement warrants issued in connection with HighCape’s initial public offering;

•	options to purchase an aggregate of approximately 7,718,787 shares of Class A common stock at a weighted average exercise price of $4.43 per share; and

•	restricted stock units to acquire an aggregate of approximately 4,701,781 shares of Class A common stock.

FORM 10 INFORMATION

Prior to the Closing Date, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On the Closing Date and after the consummation of the Business Combination, the Company became a holding company whose only assets consist of equity interests in Legacy Quantum-Si.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and the negative of such terms and other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and on management’s current expectations, forecasts, assumptions, hopes, beliefs, intentions and strategies regarding future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and our ability to grow and manage growth profitably and retain our key employees;

•	the success, cost and timing of our product development activities;

•	the commercialization and adoption of our initial products and the success of our future product offerings;

•	the potential attributes and benefits of our products once commercialized;

•	our ability to obtain and maintain regulatory approval for our products, and any related restrictions and limitations of any approved product;

•	our business is subject to a variety of U.S. and foreign laws, which are subject to change and could adversely affect our business;

•	our ability to identify, in-license or acquire additional technology;

•	our ability to maintain our existing license agreements and manufacturing arrangements;

•	our ability to compete with other companies currently marketing or engaged in the development of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than us;

•	the size and growth potential of the markets for our products, and the ability of each to serve those markets once commercialized, either alone or in partnership with others;

•	our estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	our ability to raise financing in the future;

•	our financial performance;

•	failure to protect or enforce our intellectual property rights could harm our business, results of operations and financial condition;

•	economic downturns and political and market conditions beyond our control could adversely affect our business, financial condition and results of operations; and

•	the impact of the COVID-19 pandemic on our business.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements, which are more fully described under the heading “Risk Factors” in the Proxy Statement beginning on page 47. The risks described under the heading “Risk Factors” beginning on page 47 of the Proxy Statement are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of HighCape prior to the Business Combination is described in the Proxy Statement in the section entitled “Other Information Related to HighCape” beginning on page 173 of the Proxy Statement, which is incorporated herein by reference. The business of the Company is described in the Proxy Statement in the section entitled “Business of New Quantum-Si” beginning on page 185 of the Proxy Statement, which is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations are set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 47 of the Proxy Statement, which is incorporated herein by reference.

Properties

The properties of HighCape prior to the Business Combination are described in the Proxy Statement in the section entitled “Other Information Related to HighCape – Properties” beginning on page 177 of the Proxy Statement, which is incorporated herein by reference. The properties of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions – Quantum-Si – Lease Arrangements” beginning on page 273 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of March 31, 2021 and for the three months ended March 31, 2021 of Legacy Quantum-Si have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy Quantum-Si as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement beginning on page F-26 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Quantum-Si for the three months ended March 31, 2021 is attached hereto as Exhibit 99.3 and is incorporated herein by reference. Management’s discussion and analysis of the financial condition and results of operation of Legacy Quantum-Si for the year ended December 31, 2020 and 2019 is included in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Quantum-Si” beginning on page 216 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;
•	each of the Company’s executive officers and directors; and
•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Common stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 116,463,160 shares of the Company’s Class A common stock and 19,937,500 shares of the Company’s Class B common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Quantum-Si Incorporated, 530 Old Whitfield Street, Guilford, Connecticut 06437.

Name and Address of Beneficial Owner	Number of shares of Class A Common Stock	%	Number of shares Class B Common stock	%	% of Total Voting Power**
Directors and Executive Officers:
Jonathan M. Rothberg, Ph.D.(1)	15,692,967	13.5%	19,937,500	100%	80.4%
John Stark	—	—	—	—	—
Claudia Drayton	—	—	—	—	—
Michael P. McKenna, Ph.D.(2)	797,500	*	—	—	*
Matthew Dyer, Ph.D.(3)	543,662	*	—	—	*
Christian LaPointe, Ph.D.(4)	50,000	*	—	—	*
Marijn Dekkers, Ph.D.(5)	500,000	*	—	—	*
Ruth Fattori	—	—	—	—	—
Brigid A. Makes	—	—	—	—	*
Michael Mina, M.D., Ph.D. (6)	29,906	*			*
Kevin Rakin(7)	1,901,000	1.6%	—	—	—
James Tananbaum, M.D.(8)	8,403,805	7.2%	—	—	1.6%
All Directors and Executive Officers of the Company as a Group (12 Individuals)(9)	27,918,840	23.9%	19,937,500	100%	82.8%
Five Percent Holders:
Jonathan M. Rothberg, Ph.D.(1)	15,692,967	13.5%	19,937,500	100%	80.4%
Foresite Capital(8)	8,403,805	7.2%	—	—	1.6%
Glenview Capital Management, LLC(10)	7,033,739	6.0%			1.4%

*	Indicates beneficial ownership of less than 1%.

**	Percentage of total voting power represents voting power with respect to all shares of the Company’s Class A common stock and the Company’s Class B common stock as a single class. Each share of the Company’s Class B common stock is entitled to 20 votes per share and each share of the Company’s Class A common stock is entitled to 1 vote per share.

(1) Consists of 15,692,967 shares of the Company’s Class A common stock and 19,937,500 shares of the Company’s Class B common stock held by Jonathan M. Rothberg, Ph.D., Dr. Rothberg’s spouse, 4C Holdings I, LLC, 4C Holdings V, LLC, 2012 JMR Trust Common, LLC and 23rd Century Capital LLC. Dr. Rothberg, Quantum-Si’s founder and Chairman, is the sole manager of 4C Holdings I, LLC, 4C Holdings V, LLC and 2012 JMR Trust Common, LLC and has sole voting and investment control of the Company’s Class A common stock and the Company’s Class B common stock owned by those entities. Dr. Rothberg’s son is the manager of 23rd Century Capital LLC. Dr. Rothberg disclaims beneficial ownership of the shares held by his spouse and 23rd Century Capital LLC.

(2) Consists of shares of the Company’s Class A common stock held by Dr. McKenna.

(3) Consists of (i) 261,743 shares of the Company’s Class A common stock held by Dr. Dyer, and (ii) options to purchase 281,919 shares of the Company’s common stock issuable upon the exercise of options to purchase shares of the Company’s Class A common stock exercisable within 60 days of the Closing Date held by Dr. Dyer.

(4) Consists of shares of the Company’s Class A common stock held by Dr. LaPointe.

(5) Consists of shares of the Company’s Class A common stock held by Novalis Lifesciences Investments I, LP (“Novalis”). Dr. Dekkers has sole voting and investment control over the shares held by Novalis.

(6) Consists of options to purchase 29,906 shares of the Company’s common stock issuable upon the exercise of options to purchase shares of the Company’s Class A common stock exercisable within 60 days of the Closing Date held by Dr. Mina.

(7) Consists of (i) 100,000 shares of the Company’s Class A common stock held by Mr. Rakin and the Kevin L. Rakin Irrevocable Trust, (ii) 601,000 shares of the Company’s Class A common stock held by HighCape Partners QSI II Invest, L.P, (iii) 24,527 shares of the Company’s Class A common stock held by HighCape Partners II, L.P. and (iv) 1,175,473 shares of the Company’s Class A common stock held by HighCape Partners QP II, L.P. Mr. Rakin and Matt Zuga are the managing members of HighCape Capital II GP, LLC, which is the general partner of HighCape Partners II GP, L.P., which is the general partner of each of HighCape Partners QSI II Invest, L.P, HighCape Partners II, L.P. and HighCape Partners QP II, L.P., and as a result each may be deemed to share voting and investment discretion with respect to the common stock held by such entities. Mr. Rakin disclaims any beneficial ownership of the securities to be held by HighCape Partners QSI II Invest, L.P, HighCape Partners II, L.P. and HighCape Partners QP II, L.P. other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of each of these entities or individuals is 452 Fifth Avenue, 21st Floor, New York, NY 10018.

(8) Consists of 4,463,619 shares of the Company’s Class A common stock held by Foresite Capital Fund IV, L.P. (“Foresite IV”), 2,342,061 shares of the Company’s Class A common stock held by Foresite Capital Fund V, L.P. (“Foresite V”), and 1,598,125 shares of the Company’s Class A common stock held by Foresite Capital Opportunity Fund V, L.P. (“Foresite Opportunity”). Foresite Capital Management IV, LLC (“FCM IV”) is the general partner of Foresite IV and may be deemed to have sole voting and dispositive power over shares held by Foresite IV. Foresite Capital Management V, LLC (“FCM V”) is the general partner of Foresite V and Foresite Opportunity and may be deemed to have sole voting and dispositive power over shares held by Foresite V and Foresite Opportunity. Dr. James Tananbaum is the sole managing member of FCM IV and FCM V and may be deemed to have sole voting and dispositive power over shares held by Foresite IV, Foresite V and Foresite Opportunity. Each of FCM IV, FCM V and Dr. Tananbaum disclaims beneficial ownership of shares held by Foresite IV, Foresite V and Foresite Opportunity except to the extent of any pecuniary interest therein. The address of Foresite IV, Foresite V, Foresite Opportunity, FCM IV, FCM V and Dr. Tananbaum is 600 Montgomery Street, Suite 4500, San Francisco, CA 94111.

(9) See footnotes 1 through 8.

(10) Based on Schedule 13G filed by Glenview Capital Management, LLC ("Glenview Capital Management") on March, 15, 2021. Consists of 39,874 shares held for the account of Glenview Capital Partners, L.P. (“Glenview Capital Partners”), 293,034 shares held for the account of Glenview Capital Master Fund, Ltd., 104,772 shares held for the account of Glenview Institutional Partners, L.P., 269,471 shares held for the account of Glenview Offshore Opportunity Master Fund, Ltd., 319,861 shares held for the account of Glenview Capital Opportunity Fund, L.P., and 6,727 shares held for the account of Glenview Healthcare Partners, L.P. (collectively, the Glenview Investment Funds"). Also includes 6,000,000 shares of the Company’s Class A common stock purchased in the PIPE Financing by Glenview Capital Management. Glenview Capital Management serves as investment manager to each of the Glenview Investment Funds. Larry Robbins is the Chief Executive Officer of Glenview Capital Management. The address of the principal business office for Mr. Robbins, Glenview Capital Management and the Glenview Investment Funds is 767 Fifth Avenue, 44th Floor, New York, New York 10153.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Business Combination is set forth in the Proxy Statement in the sections entitled “New Quantum-Si Management After the Business Combination” beginning on page 258 and “Quantum-Si’s Executive and Director Compensation” beginning on page 266 of the Proxy Statement, which are incorporated herein by reference.

Directors

Effective as of the Closing Date, and in connection with the closing of the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from five to eight members. Each of David Colpman, Antony Loebel, M.D., Matt Zuga and Robert Taub resigned as directors of HighCape effective as of the Closing Date. Effective as of the Closing Date, Dr. Rothberg, John Stark, Marijn Dekkers, Ph.D., Ruth Fattori, Brigid A. Makes, Michael Mina, M.D., Ph.D. and James Tananbaum, M.D. were elected to serve as directors on the Board, with Kevin Rakin elected and continuing to serve on the Board and with Dr. Rothberg serving as Executive Chairman of the Board. Biographical information for these individuals is set forth in the Proxy Statement in the section entitled “New Quantum-Si Management After the Business Combination” beginning on page 258 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, the Company is largely exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Marijn Dekkers, Ph.D., Ruth Fattori, Brigid A. Makes and James Tananbaum, M.D., representing four (4) of the Company's eight (8) directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq. Additional information with respect to the independence of the Company’s directors is set forth in the Proxy Statement in the section entitled “New Quantum-Si Management After the Business Combination” beginning on page 258 of the Proxy Statement, which is incorporated herein by reference.

Controlled Company Exemption

Dr. Rothberg beneficially owns a majority of the voting power of all outstanding shares of the Company’s common stock. As a result, the Company is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. If the Company ceases to be a “controlled company” and its shares continue to be listed on the Nasdaq, the Company will be required to comply with these standards and, depending on the board’s independence determination with respect to its then-current directors, the Company may be required to add additional directors to its board in order to achieve such compliance within the applicable transition periods.

Committees of the Board of Directors

Effective as of the Closing Date, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing Date, the Board appointed Brigid A. Makes, Marijn Dekkers, Ph.D. and Ruth Fattori to serve on the Audit Committee, with Ms. Makes as chair of the Audit Committee. Ms. Makes is an “audit committee financial expert” as defined by the SEC. The Board appointed Ruth Fattori, Marijn Dekkers, Ph.D. and James Tananbaum, M.D. to serve on the Compensation Committee, with Ms. Fattori as chair of the Compensation Committee. The Board appointed Dr. Rothberg and Kevin Rakin to serve on the Nominating and Corporate Governance Committee, with Dr. Rothberg as chair of the Nominating and Corporate Governance Committee. Additional information with respect to the committees of the Board is set forth in the Proxy Statement in the section entitled “New Quantum-Si Management After the Business Combination—Board Committees” beginning on page 262 of the Proxy Statement, which is incorporated herein by reference.

Executive Officers

Effective as of the Closing Date, in connection with the Business Combination, the Board appointed John Stark to serve as Chief Executive Officer, Claudia Drayton to serve as Chief Financial Officer, Michael P. McKenna, Ph.D. to serve as President and Chief Operating Officer, Matthew Dyer, Ph.D. to serve as Chief Business Officer, and Christian LaPointe, Ph.D. to serve as General Counsel and Corporate Secretary. Each of Kevin Rakin and Matt Zuga resigned as Chief Executive Officer, and Chief Financial Officer and Director, respectively, effective as of the Closing Date. Biographical information for the Company’s executive officers is set forth in the Proxy Statement in the section entitled “New Quantum-Si Management After the Business Combination” beginning on page 258 of the Proxy Statement, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement in the sections entitled “Quantum-Si’s Executive and Director Compensation – Director Compensation” beginning on page 271 of the Proxy Statement, which is incorporated herein by reference.

On June 10, 2021, the Company adopted a non-employee director compensation policy. Pursuant to the policy, the annual retainer for non-employee directors is $50,000. Annual retainers for committee membership are as follows:

Position	Retainer
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000

These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the Board, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve and in connection with other business related to the Board. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with the Company’s travel and other expense policies, as may be in effect from time to time.

In addition, the Company grants to new non-employee directors upon their initial election to the Board (including any non-employee director whose election to the Board was approved at the Special Meeting) a number of restricted stock units (“RSUs”) (each RSU relating to one share of the Company’s Class A common stock), having an aggregate fair market value equal to $200,000, determined by dividing (A) $200,000 by (B) the closing price of the Company’s Class A common stock on the Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the Board. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.

Further, in connection with each of the Company’s annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of the Company’s Class A common stock having an aggregate grant date fair value of $100,000, valued based on a Black-Scholes valuation method (rounded down to the nearest whole share), each year beginning in 2022 on the first business day after the Company’s annual meeting of stockholders. Each of these options has a term of 10 years from the date of the award and vests at the end of the period beginning on the date of each regular annual meeting of stockholders and ending on the date of the next regular annual meeting of stockholders, subject to the non-employee director’s continued service as a director through the applicable vesting dates.

The foregoing description of the nonemployee director compensation policy is not complete and is subject to and qualified in its entirety by reference to the nonemployee director compensation policy, a copy of which is attached hereto as Exhibit 10.15 and is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is set forth in the Proxy Statement in the section entitled “Quantum-Si’s Executive and Director Compensation” beginning on page 266 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the Offer Letter of Employment of John Stark; the Offer Letter of Employment of Claudia Drayton; the Offer Letter of Employment of Michael P. McKenna, Ph.D; and the Offer Letter of Employment of Matthew Dyer, Ph.D.; copies of which are attached hereto as Exhibits 10.7, 10.8, 10.9 and 10.10, respectively, and are incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the HighCape stockholders approved the Quantum-Si Incorporated 2021 Equity Incentive Plan (the “2021 Plan”). The description of the 2021 Plan is set forth in the Proxy Statement section entitled “The Equity Incentive Plan Proposal” beginning on page 155 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the 2021 Plan is filed as Exhibit 10.13.1 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the 2021 Plan to eligible participants.

Legacy Quantum-Si 2013 Employee, Director and Consultant Equity Incentive Plan

As a consequence of the Merger, the Company adopted and assumed Legacy Quantum-Si’s 2013 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2013 Plan”), and (i) each option to purchase shares of Legacy Quantum-Si common stock, whether vested or unvested, that was outstanding and unexercised as of immediately prior to the Effective Time was assumed by the Company and became an option (vested or unvested, as applicable) to purchase a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Quantum-Si common stock subject to such option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by the Exchange Ratio, rounded up to the nearest whole cent; and (ii) each Legacy Quantum-Si restricted stock unit outstanding immediately prior to the Effective Time was assumed by the Company and became a restricted stock unit with respect to a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Quantum-Si common stock subject to such Legacy Quantum-Si restricted stock unit immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share. No further awards will be granted out of the 2013 Plan. The description of the 2013 Plan is set forth in the Proxy Statement section entitled “Quantum-Si’s Executive and Director Compensation–Equity Incentive Plan and Stock Option Awards” beginning on page 270 of the Proxy Statement, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 272 of the Proxy Statement, which is incorporated herein by reference. The disclosure regarding director independence set forth in the Proxy Statement in the section entitled “New Quantum-Si Management After the Business Combination – Independence of the Board of Directors” beginning on page 264 of the Proxy Statement is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement entitled “Other Information Related to HighCape—Legal Proceedings” beginning on page 180 of the Proxy Statement, which is incorporated herein by reference, and “Business of New Quantum-Si —Legal Proceedings” beginning on page 215 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Class A common stock, Public Warrants and HighCape’s units (“HighCape Units”) (each HighCape Unit consisting of one share of HighCape Class A common stock and one-third of one Public Warrant) were historically quoted on the Nasdaq under the symbols “CAPA,” “CAPAW” and “CAPAU,” respectively. At the Closing Date, and following the consummation of the Business Combination, the HighCape Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On June 11, 2021, the Company’s Class A common stock and Public Warrants began trading on the Nasdaq under the new trading symbols “QSI” and “QSIAW,” respectively.

As of the Closing Date, and following the consummation of the Business Combination, the Company had approximately 116,463,160 shares of Class A common stock issued and outstanding held of record by 249 holders, approximately 19,937,500 shares of Class B common stock issued and outstanding held of record by two holders, approximately 3,833,319 Public Warrants held of record by one holder and 135,000 private placement warrants issued in connection with HighCape’s initial public offering held of record by one holder, each exercisable for one share of Class A Common Stock at a price of $11.50 per share beginning on September 9, 2021.

Dividends

The Company has not paid any cash dividends on its common stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of its common stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is set forth in the Proxy Statement in the section entitled “Description of New Quantum-Si Securities” beginning on page 225 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions – Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance” beginning on page 277 of the Proxy Statement, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

PIPE Financing

On the Closing Date, HighCape offered and sold to the PIPE Investors, pursuant to the PIPE Investor Subscription Agreements, an aggregate of 42,500,000 shares of HighCape Class A common stock at a price of $10.00 per share for aggregate gross proceeds to HighCape of $425,000,000 in the PIPE Financing. The PIPE Financing closed immediately prior to the Business Combination. The shares of HighCape Class A common stock issued to the PIPE Investors became shares of the Company’s Class A common stock upon consummation of the Business Combination.

The shares issued to the PIPE Investors in the PIPE Financing on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The PIPE Investor Subscription Agreements provide for certain registration rights. In particular, the Company will, within forty-five (45) calendar days after the Closing Date, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the shares of the Company’s Class A common stock issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or the 90th calendar day if the SEC notifies the Company that it will “review” such registration statement) following the Closing and (ii) the 10th business day after the date the Company is notified (orally or in writing) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the PIPE Financing does not purport to be complete and is qualified in its entirety by the full text of the PIPE Investor Subscription Agreements, the forms of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Foresite Subscription Agreements

On the Closing Date, HighCape offered and sold to the Foresite Funds, pursuant to the Subscription Agreements, an aggregate of 696,250 shares of HighCape Class A common stock at a purchase price of $0.001 per share for aggregate gross proceeds to HighCape of $695.25 after a corresponding number of shares of HighCape Class B Common Stock were irrevocably forfeited by the Sponsor to HighCape for no consideration and automatically cancelled.

The shares issued to the Foresite Funds pursuant to the Subscription Agreements on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreements, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, HighCape changed its name to Quantum-Si Incorporated and adopted the Restated Certificate and the Amended and Restated Bylaws (the “Restated Bylaws”).

Second Amended and Restated Certificate of Incorporation

Upon the closing of the Business Combination, HighCape’s amended and restated certificate of incorporation, dated September 9, 2020 (the “HighCape Charter”), was replaced with the Restated Certificate, which, among other things:

(a) changed the Company’s name to Quantum-Si Incorporated;

(b) increased the total number of authorized shares of all classes of capital stock, par value $0.0001 per share, from 221,000,000 shares, consisting of 220,000,000 shares of common stock, including 200,000,000 shares of Class A common stock and 20,000,000 shares of Class B common stock, and 1,000,000 shares of preferred stock, to 628,000,000 shares, consisting of 600,000,000 shares of Class A common stock, par value $0.0001 per share, 27,000,000 shares of Class B common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share;

(c) amended the terms of the shares of common stock, in particular to provide that each share of Class A common stock has one vote and each share of Class B common stock has twenty (20) votes;

(d) provides that any action required or permitted to be taken by the stockholders of the Company may be taken by written consent until the time the issued and outstanding shares of the Company’s Class B common stock represent less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors;

(e) provides that amendments to certain provisions relating to the rights of the Company’s Class A common stock and the Company’s Class B common stock will require (i) so long as any shares of the Company’s Class B common stock remain outstanding, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s Class B common stock, voting as a separate class, (ii) so long as any shares of the Company’s Class A common stock remain outstanding, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Class A common stock, voting as a separate class, and (iii) the affirmative vote of the holders of a majority of the voting power of the then outstanding capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class;

(f) provides that the Restated Bylaws may be amended, altered, repealed or adopted either (x) by the affirmative vote of a majority of the Board present at any regular or special meeting of the Board at which a quorum is present or (y) (i) when outstanding Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock that would be entitled to vote for the election of directors, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock that would be entitled to vote in the election of directors or, prior to such time, (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock that would be entitled to vote in the election of directors;

(g) provides that the number of directors will be fixed and may be modified by the Board, provided that the number of directors cannot exceed a certain threshold without the affirmative vote of the holders of (x) at least two-thirds of the voting power of the capital stock of the Company that would be entitled to vote in the election of directors when outstanding the Company’s Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, or, prior to such time, (y) a majority of the voting power of the outstanding capital stock of the Company that would be entitled to vote in the election of directors;

(h) eliminates certain provisions specific to HighCape’s status as a blank check company.

The stockholders of HighCape approved the Restated Certificate at the Special Meeting. This summary is qualified in its entirety by reference to the text of the Restated Certificate, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the closing of the Business Combination, the Company’s bylaws were amended and restated to be consistent with the Restated Certificate and to make certain other changes that the Board deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the Restated Bylaws, which is included as Exhibit 3.2 hereto and incorporated herein.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)            Dismissal of independent registered public accounting firm

On the Closing Date, the Audit Committee of the Board appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. WithumSmith+Brown, PC (“WSB”) served as independent registered public accounting firm of HighCape prior to the Business Combination. Accordingly, WSB was informed that it would be replaced as the Company’s independent registered public accounting firm upon the Closing of the Business Combination.

The reports of WSB on HighCape’s balance sheet as of December 31, 2020 (as restated), and the statements of operations, changes in stockholders’ equity and cash flows for the period from June 10, 2020 (inception) through December 31, 2020 (as restated), did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the audit for the period from June 10, 2020 (inception) through December 31, 2020 (as restated), and reviews of the unaudited condensed consolidated financial statements for the three months ended March 31, 2021, there were no disagreements between the Company and WSB on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WSB, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the period from June 10, 2020 (inception) through December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the year ended December 31, 2020 and the quarter ended March 31, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer of HighCape concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective solely as a result of the restatement of its financial statements as of and for such periods in light of the SEC Staff Statement dated April 12, 2021, which required HighCape to reclassify the outstanding warrants as liabilities on its balance sheet. Based on the foregoing, it was determined that HighCape had a material weakness as of December 31, 2020 relating to its internal controls over financial reporting, and such material weakness had not yet been remediated as of March 31, 2021.

During the period from June 10, 2020 (inception) to the date the Board approved the engagement of Deloitte as the Company’s independent registered public accounting firm, HighCape did not consult with Deloitte on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on HighCape’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

The Company has provided WSB with a copy of the foregoing disclosures and WSB provided a letter to the SEC stating that it agrees with the statements made by the Company set forth above. A copy of WSB’s letter to the SEC, dated June 15, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers,” “Certain Relationships and Related Transactions, and Director Independence,” “2021 Equity Incentive Plan” and “Legacy Quantum-Si 2013 Employee, Director and Consultant Equity Incentive Plan” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial Business Combination” as required by HighCape’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the sections entitled “The Business Combination Proposal” and “The Business Combination Agreement” beginning on pages 104 and 120, respectively, of the Proxy Statement, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The unaudited condensed financial statements as of March 31, 2021 and for the three months ended March 31, 2021 of Legacy Quantum-Si have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy Quantum-Si as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement beginning on page F-26 of the Proxy Statement, which are incorporated herein by reference.

(b)       Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)       Exhibits.

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
2.1†	Business Combination Agreement, dated as of February 18, 2021, by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.), Tenet Merger Sub, Inc., and Q-SI Operations Inc. (formerly Quantum-Si Incorporated)		Form 8-K (Exhibit 2.1)	2/18/2021	001-39486

3.1	Second Amended and Restated Certificate of Incorporation of Quantum-Si Incorporated	X

3.2	Amended and Restated Bylaws of Quantum-Si Incorporated	X

4.1	Specimen Class A Common Stock Certificate		Form S-1/A (Exhibit 4.1)	5/11/2021	333-253691

4.2	Warrant Agreement, dated as of September 3, 2020, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and Continental Stock Transfer & Trust Company		Form 8-K (Exhibit 4.1)	9/9/2020	001-39486

10.1	Form of PIPE Investor Subscription Agreement for institutional investors, dated as of February 18, 2021, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and the subscriber parties thereto		Form 8-K (Exhibit 10.1)	2/18/2021	001-39486

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.2	Form of PIPE Investor Subscription Agreement for accredited investors, dated as of February 18, 2021, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and the subscriber parties thereto		Form 8-K/A (Exhibit 10.2)	2/19/2021	001-39486

10.3	Form of Subscription Agreement, dated as of February 18, 2021, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and the Foresite Funds		Form 8-K/A (Exhibit 10.3)	2/19/2021	001-39486

10.4	Transaction Support Agreement, dated as of February 19, 2021, by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.), and certain supporting stockholders of Q-SI Operations Inc. (formerly Quantum-Si Incorporated)		Form 8-K (Exhibit 10.1)	2/22/2021	001-39486

10.5	Sponsor Letter Agreement, dated as of February 18, 2021, by and among HighCape Capital Acquisition LLC, Deerfield Partners, L.P., Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and Q-SI Operations Inc. (formerly Quantum-Si Incorporated)		Form 8-K (Exhibit 10.4)	2/18/2021	001-39486

10.6+	Executive Chairman Agreement, dated as of June 10, 2021, by and between Quantum-Si Incorporated and Jonathan M. Rothberg, Ph.D.	X

10.7+	Offer Letter of Employment, dated as of October 28, 2020, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and John Stark		Form S-4 (Exhibit 10.9)	3/1/2021	333-253691

10.8+	Offer Letter of Employment, dated as of March 23, 2021, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Claudia Drayton		Form S-4/A (Exhibit 10.10)	5/11/2021	333-253691

10.9+	Offer Letter of Employment, dated as of June 1, 2015, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Michael P. McKenna, Ph.D.		Form S-4 (Exhibit 10.10)	3/1/2021	333-253691

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.10+	Offer Letter of Employment, dated as of March 16, 2016, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Matthew Dyer, Ph.D.		Form S-4 (Exhibit 10.11)	3/1/2021	333-253691

10.11+	Consulting Agreement, dated as of April 19, 2021, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Michael Mina, M.D., Ph.D.		Form S-4/A (Exhibit 10.13)	5/11/2021	333-253691

10.12	Technology and Services Exchange Agreement, dated as of February 17, 2021, by and among Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and the participants named therein		Form S-4 (Exhibit 10.12)	3/1/2021	333-253691

10.13.1+	Quantum-Si Incorporated 2021 Equity Incentive Plan	X

10.13.2+	Form of Stock Option Agreement under 2021 Equity Incentive Plan	X

10.13.3+	Form of Restricted Stock Unit Agreement under 2021 Equity Incentive Plan	X

10.14.1+	Q-SI Operations Inc. 2013 Employee, Director and Consultant Equity Incentive Plan, as amended	X

10.14.2+	Form of Stock Option Agreement under 2013 Employee, Director and Consultant Equity Incentive Plan, as amended	X

10.14.3+	Form of Restricted Stock Unit Agreement under 2013 Employee, Director and Consultant Equity Incentive Plan, as amended	X

10.15+	Nonemployee Director Compensation Policy	X

10.16+	Form of Indemnification Agreement	X

10.17	Amended and Restated Registration Rights Agreement, dated as of June 10, 2021, by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and certain of its securityholders	X

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.18	Form of Lock-up Agreement	X

16.1	Letter from WithumSmith+Brown, PC to the SEC, dated June 15, 2021	X

21.1	List of Subsidiaries	X

99.1	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and for the year ended December 31, 2020	X

99.2	Unaudited consolidated financial statements of Q-SI Operations Inc. (formerly Quantum-Si Incorporated) as of March 31, 2021 and for the three months ended March 31, 2021

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Q-SI Operations Inc. (formerly Quantum-Si Incorporated) as of March 31, 2021 and for the three months ended March 31, 2021

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED
By:	/s/ John Stark
Name:	John Stark
Title:	Chief Executive Officer

Date:      June 15, 2021